Fees Summary	Nov. 14, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	18,679.65
Total Transaction Valuation	135,261,752.00
Total Offset Amount	19,491.97
Net Fee	$ 0.00